Commitments and Contingent Liabilities	9 Months Ended
Sep. 30, 2021
Commitments And Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 8:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As of September 30, 2021, the Company has a line of credit with an Israeli bank for total borrowings of up to $2 million. This line of credit is unsecured and available provided that the Company maintains a 30% ratio of total tangible shareholders' equity to total tangible assets, and that the total credit use will be less than 70% of the Company and its subsidiaries’ receivables. Interest rates across this credit line varied from 0.3% to Prime (Israel Interbank Offered Rate) +0.7% (currently 2.3%) as of September 30, 2021.

As of September 30, 2021, the Company has not utilized its line of credit.

b.	Purchase commitments:

As of September 30, 2021, the Company has purchase commitments from vendors in an amount of $54,683. These commitments are due primarily within one year.

c.	Litigation:

From time to time, the Company is involved in various legal proceedings, claims and litigation that arise in the normal course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

d.	Royalty Commitments:

Under the Company's agreement for purchasing print heads and other products, which was amended in 2016, the Company is obligated to pay 2.5% royalties of its annual ink revenues up to an annual maximum amount of $625.

Royalty expenses for the nine months ended September 30, 2021 and 2020 were $469 each.

e.	Guarantees:

As of September 30, 2021, the Company provided five bank guarantees in a total amount of $575 for its rented facilities.